Exhibit 4(a).3

Any text removed pursuant to the Company’s confidential
treatment has been separately submitted with the U.S. Securities and Exchange Commission and is marked [***] herein.

Amendment 160

to the

Amended and Restated License Agreement

for the Use and Marketing of Programming Materials

dated May 31, 1996 (the “1996 Agreement”)

between

International Business Machines Corporation (IBM)

and

Dassault Systemes, S.A. (OWNER)

This Amendment (“Amendment”) is entered into by and between International Business Machines Corporation (“IBM”), incorporated under the laws of the State of New York and Dassault Systemes, S.A. (“OWNER”), a French société anonyme.

Whereas, OWNER is the owner of 3D/2D Computer Aided Design/Computer Aided Manufacturing/Computer Aided Engineeering/Product Integrated Management software programs marketed under various trademarks.

Whereas, the parties wish to add new CATIA, ENOVIA, SMARTEAM and DELMIA products and new migration paths for R18 to the 1996 Agreement.

Whereas, IBM has changed administrative systems in certain countries resulting in a change in product identification numbers.

Whereas, the parties wish to amend the 1996 Agreement for the purposes of making the changes associated with the foregoing.

Now therefore, the parties agree as follows:

1.0  IBM Program Number Changes

IBM has implemented a new product ordering system and the IBM PLM products are being migrated to that system on a country-by-country basis.  As a result of the system change, the IBM program numbers that have been assigned to the IBM PLM products will undergo some changes following migration.  Following is a summary of the changes in the IBM PLM program numbers.  As necessary, product level detailed information on the program number changes will be separately provided to DS by IBM.

Current	New	Brand/Product Family
5691	5671	V5
5693	5673	V5 AOP’s
5626	5676	CATIA V4
5795	5672	WLS Enterprise Option
5765	5674	ENOVIApm

SPO’s
5628 —	5628 with a new model
5628-ACA	5628-CV4	CATIA V4
5628-ACN	5628-CV5	CATIA V5
5628-CAA	5628-RA5	CAA RADE
5628-DMU	5628-EP5	ENOVIA DMU & 3DCOM (“Portal”)
5628-LCA	5628-EL5	ENOVIA LCA
5628-SMT	5628-ST5	SMARTEAM
5628-VPM	5628-EV4	ENOVIA VPM
5628-WLS	5628-WL5	WLS

PRPQ’s
5799 —	5799 with a new model

Migration to the new ordering system has been completed in the US and Canada.

For purpose of this Amendment 160, the IBM current program number designation is used.  The new program designations will be used beginning with the next Amendment that adds products to the 1996 Agreement.

2.0   CATIA Products

a) The royalties for the following products are changed as follows:

IBM
PROGRAM
NUMBER	PRODUCT NAME	New Royalty	Prior Royalty
5693-EC1	CATIA — ELECTRICAL 3D DESIGN & DOCUMENTATION	[***]	[***]
5691-EC1	CATIA — ELECTRICAL 3D DESIGN & DOCUMENTATION	[***]	[***]

b)  Add the following to Table C. V4 to V5 Migration Paths and Royalty Upgrade Charges — US Royalty Table of Attachment XXIII:

From	To	PLC Royalty
5693-ESS	5693-SR1	[***]
5691-ESS	5691-SR1	[***]
5693-SPL	5693-CNA+SFD	[***]
5693-SPL	5693-CNA+SFD	[***]
5693-STD	5693-SR1	[***]
5691-STD	5691-SR1	[***]
5626-STM	5693-SR1	[***]
5626-STM	5691-SR1	[***]

3.0   ENOVIA Products

a)  Add the following DMU products to Table A of Attachment XXIV:

IBM		PLC RELATED ROYALTY
PROGRAM		STANDARD	SHAREABLE	ADD-ON
NUMBER	PROGRAM NAME	CONFIGURATION	PRODUCT	PRODUCT
5693-PH1	PHOTO STUDIO 1 Product	N/A	N/A	[***]
5693-RM1	DIGITAL PRODUCT RIGHTS MANAGER 1 Product	N/A	N/A	[***]
5691-CPR	DMU COMPOSITES REVIEW 2 Product	N/A	[***]	N/A
5693-CPR	DMU COMPOSITES REVIEW 2 Product	N/A	N/A	[***]
5691-HTC	HUMAN ANTHROPOMETRY CATALOG 2 Product	N/A	[***]	N/A
5693-HTC	HUMAN ANTHROPOMETRY CATALOG 2 Product	N/A	N/A	[***]
5691-HPC	HUMAN POSTURE CATALOG 2 Product	N/A	[***]	N/A
5693-HPC	HUMAN POSTURE CATALOG 2 Product	N/A	N/A	[***]
5691-HAC	HUMAN PREFERRED ANGLES CATALOG 2 Product	N/A	[***]	N/A
5693-HAC	HUMAN PREFERRED ANGLES CATALOG 2 Product	N/A	N/A	[***]
5691-VOA	VEHICULE OCCUPANT ACCOMODATION 2 Product	N/A	[***]	N/A
5693-VOA	VEHICULE OCCUPANT ACCOMODATION 2 Product	N/A	N/A	[***]

b)  The following ENOVIA VPM migrations are added:

From	To	PLC Royalty
5691-W3G	5691-LCR	[***]
5691-N3G	5691-LCR	[***]
5691-C3V	5691-LCR	[***]

4.0   SMARTEAM Products

a)  Add the following to Attachment XXV:

IBM		PLC RELATED ROYALTY
PROGRAM		STANDARD	ADD-ON	SHAREABLE
NUMBER	PROGRAM NAME	CONFIGURATION	PRODUCT	PRODUCT
5691-MCI	SmarTeam — Multi CAD Integration Product	N/A	N/A	[***]
5691-SWI	SmarTeam — Solidworks Integration Product	N/A	N/A	[***]
5691-SMC	SmarTeam — Multi CAD Configuration	[***]	N/A	N/A
5691-TDE	SmarTeam — CATIA Team PDM Engineering Configuration	[***]	N/A	N/A
5691-SME	SmarTeam — Multi CAD Engineering Configuration	[***]	N/A	N/A
5691-SMV	SmarTeam — Multi-site Vault Administration Configuration	[***]	N/A	N/A
5691-SJB	SmarTeam — Job Server Configuration	[***]	N/A	N/A
5693-MCI	SmarTeam — Multi CAD Integration Product	N/A	[***]	N/A
5693-SWI	SmarTeam — Solidworks Integration Product	N/A	[***]	N/A
5693-PGM	SmarTeam — Program Management Product	N/A	[***]	N/A
5693-RCF	SmarTeam — Regulatory Compliance Framework Product	N/A	[***]	N/A

b)  Add the following to Attachment XXV — SMARTEAM Migration Paths:

From	To	PLC Royalty
5691-TDM	5691-TDE	[***]
5691-TDW	5691-TDE	[***]
5691-SWE	5691-SED	[***]
5691-SPG	5691-SED + 5693-PGM + 5691-WFL	[***]
5691-SFA	5691-SED + 5693-RFC + 5691-WFL	[***]
5691-SFA	5691-SJB	[***]
5691-PGM	5693-PGM	[***]
5691-FDA	5693-RCF	[***]
5799-C95	5691-SWI	[***]
5799-C95	5693-SWI	[***]
5691-MDI	5691-INI	[***]
5693-MDI	5693-INI	[***]
5691-MDI	5691-MCI	[***]
5693-MDI	5693-MCI	[***]
5691-MII	5691-MCI	[***]
5693-MII	5693-MCI	[***]
5691-MII	5691-ACI	[***]
5693-MII	5693-ACI	[***]
5691-MII	5691-INI	[***]

5693-MII	5693-INI	[***]
5691-MII	5691-SWI	[***]
5693-MII	5693-SWI	[***]
5691-MII	5691-CAI	[***]
5693-MII	5693-CAI	[***]
5691-MII	5691-SEI	[***]
5693-MII	5693-SEI	[***]
5691-MII	5691-CWI	[***]
5693-MII	5693-CWI	[***]

5.0 DELMIA Products

Attachment XXVI DELMIA Products Attachment added by Amendment 158 is deleted and replaced with the following updated Attachment XXVI DELMIA Products.  This Attachment is the complete listing of all DELMIA Licensed Programs, with changes to the prior version of the Attachment identified per the legend.  For the purpose of this Attachment, the term “Bundle” shall have the same meaning as “Configuration.”

Blue and/or + = New Products

Red = Royalty Changes

Purple = Name Change

Black = No Change

^ = Inactive Product

PLC Related Royalty (US Dollars)
			Standard	Add-on	Shareable
	DELMIA ID	Product Name	Config	Product	Product
DELMIA V5 Configurations
1)	AG2	DELMIA — DPM Assembly GT 2	[***]
2)	AP2	DELMIA — DPM Assembly 2	[***]
3)	BG2	DELMIA — DPM Body In White GT 2	[***]
4)	BP2	DELMIA — DPM Body In White 2	[***]
5)	BX2	DELMIA — DPM Body In White XT 2	[***]
6)	DS2	DELMIA — DPM Structure 2	[***]
7)	EA2	DELMIA — DPM ENVISION Assembly 2	[***]
8)	IG2	DELMIA — DPM Inspection Off-line Programming & Simulation GT 2	[***]
9)	II2	DELMIA — DPM Inspect 2	[***]
10)	IO2	DELMIA — DPM Inspection Off-line Programming &	[***]
Simulation 2
11)	IX2	DELMIA — Inspection XT 2	[***]
12)	MA3	DELMIA — Tolerance Analysis of Deformable Assembly 3	[***]
13)	MB2	DELMIA — NC Machine Tool Builder 2	[***]
14)	MF2	DELMIA — Manufacturing Simulation Foundation 2	[***]
15)	MP2	DELMIA — Machining Foundation 2	[***]
16)	PD2	DELMIA — DPM Process Definition 2	[***]
17)	PG2	DELMIA — DPM Machining GT 2	[***]
18)	PP2	DELMIA — DPM Machining 2	[***]
19)	PR2	DELMIA — DPM Review 2	[***]
20)	QCP	DELMIA — CENIT cPost	[***]
21)	SF2	DELMIA — DPM Shop 2	[***]
22)	SP2	DELMIA — Structure Manufacturing Shop 2	[***]

23)	SR2	DELMIA — Shop Order Release 2	[***]
24)	VT2	DELMIA — NC Machine Tool Simulation 2	[***]
25)	WG2	DELMIA — Robotics Simulation GT 2	[***]
26)	WL2	DELMIA — Robotics Simulation 2	[***]
27)	WX2	DELMIA — Robotics Simulation XT 2	[***]
28)	XG2	DELMIA — DPM Process & Resource Definition GT 2	[***]
29)	XP2	DELMIA — DPM Process & Resource Definition 2	[***]
30)	ZM2	DELMIA — Virtual NC Zip Mill 2	[***]
31)	PPRAG2	DELMIA — DPM Assembly GT 2— Mfg Hub Bundle	[***]
32)	PPRAME	DELMIA — Advanced Manufacturing Engineer	[***]
33)	PPRAP2	DELMIA — DPM Assembly 2 — Mfg Hub Bundle	[***]
34)	PPRBG2	DELMIA — DPM Body In White GT 2 — Mfg Hub Bundle	[***]
35)	PPRBP2	DELMIA — DPM Body In White 2 — Mfg Hub Bundle	[***]
36)	PPRBX2	DELMIA — DPM Body In White XT 2 — Mfg Hub Bundle	[***]
37)	PPREA2	DELMIA — DPM ENVISION Assembly 2 — Mfg Hub	[***]
Bundle
38)	PPRME	DELMIA — Manufacturing Engineer	[***]
39)	PPRPD2	DELMIA — DPM Process Definition 2 — Mfg Hub Bundle	[***]
40)	PPRPG2	DELMIA — DPM Machining GT 2 — Mfg Hub Bundle	[***]
41)	PPRPP2	DELMIA — DPM Machining 2 — Mfg Hub Bundle	[***]
42)	PPRPR2	DELMIA — DPM Review 2 — Mfg Hub Bundle	[***]
43)	PPRSF2	DELMIA — DPM Shop 2 — Mfg Hub Bundle	[***]
44)	PPRWG2	DELMIA — Robotics Simulation GT 2 — Mfg Hub Bundle	[***]
45)	PPRWL2	DELMIA — Robotics Simulation 2 — Mfg Hub Bundle	[***]
46)	PPRWX2	DELMIA — Robotics Simulation XT 2 — Mfg Hub Bundle	[***]
47)	PPRXG2	DELMIA — DPM Process & Resource Definition GT 2 — Mfg Hub Bundle	[***]
48)	PPRXP2	DELMIA — DPM Process & Resource Definition 2 — Mfg Hub Bundle	[***]
49)	SF2-B	DELMIA — Shop Floor 2 Bundle	[***]
50)	SR2-B-1	DELMIA — Shop Order Release 2 Site License Bundle —	[***]
Small
51)	SR2-B-2	DELMIA — Shop Order Release 2 Site License Bundle —	[***]
Medium
52)	SR2-B-3	DELMIA — Shop Order Release 2 Site License Bundle —	[***]
Large

PLC Related Royalty (US Dollars)
			Standard	Add-on	Shareable
	DELMIA ID	Product Name	Config	Product	Product
DELMIA V5 Products
53)	APN-A	DELMIA — DPM Assembly Process Planner 2		[***]
54)	APS-A	DELMIA — DPM Assembly Process Simulation 2		[***]
55)	ARW-A	DELMIA — Arc Welding 2		[***]
56)	BWP-A	DELMIA — DPM Fastening Process Planner 2		[***]

57)	DBG-A	DELMIA — Device Building 2	[***]
58)	DHR-A	DELMIA — DPM Human Review 2	[***]
59)	DST-A	DELMIA — DPM Structure Lofting 2	[***]
60)	EIP-A	DELMIA — DPM Engineering Requirements Planner 2	[***]
61)	EHS-A	DELMIA — Electrical Harness Process Simulation 2	[***]
62)	ELR-A	DELMIA — Electrical Review 2	[***]
63)	IDP-A/S	DELMIA — MULTICAx ID Plug-in	[***]	[***]
64)	LE1-A	DELMIA Automation — CLM SFC Editor 1	[***]
65)	LS1-A	DELMIA Automation — CLM Simulation Engine 1	[***]
66)	MAP-A/S	DELMIA — MULTICAx AD Plug-in	[***]	[***]
67)	MEP-A/S	DELMIA — MULTICAx SE Plug-in	[***]	[***]
68)	MEQ-A	DELMIA — Equipment Arrangement 2	[***]
69)	MFR-A/S	DELMIA — DMU Fastening Review 2	[***]	[***]
70)	MFT-A	DELMIA — 3D Functional Tolerancing & Annotation 2	[***]
71)	MG1-A	DELMIA — Generative Drafting 1	[***]
72)	MGD-A	DELMIA — Generative Drafting 2	[***]
73)	MGP-A/S	DELMIA — MULTICAx IGES Plug-in	[***]	[***]
74)	MHA-A/S	DELMIA — Human Activity Analysis 2	[***]	[***]
75)	MHB-A/S	DELMIA — Human Builder 2	[***]	[***]
76)	MHM-A/S	DELMIA — Human Measurements Editor 2	[***]	[***]
77)	MHP-A/S	DELMIA — Human Posture Analysis 2	[***]	[***]
78)	MHT-A/S	DELMIA — Human Task Simulation 2	[***]	[***]
79)	MID-A	DELMIA — Interactive Drafting 1	[***]
80)	MIG-A	DELMIA — IGES Interface 1	[***]
81)	MIP-A/S	DELMIA — MULTICAx I Plug-in	[***]	[***]
82)	MK1-A/S	DELMIA — Product Knowledge Template 1	[***]	[***]
83)	MKE-A	DELMIA — Knowledge Expert 2	[***]
84)	MMA-A	DELMIA — Prismatic Machining Preparation Assistant 2	[***]
85)	MNV-A	DELMIA — DMU Navigator 2	[***]
86)	MOP-A	DELMIA — DMU Optimizer 2	[***]
87)	MPP-A/S	DELMIA — MULTICAx P Plug-in	[***]	[***]
88)	MPS-A	DELMIA — NC Machine Tool Simulation 2	[***]
89)	MRL-A	DELMIA — Resource Layout 2	[***]
90)	MRR-A/S	DELMIA — Real Time Rendering 2	[***]	[***]
91)	MSA-A	DELMIA — DMU Space Analysis 2	[***]
92)	MSD-A	DELMIA — Manufacturing System Definition 2	[***]
93)	MSP-A/S	DELMIA — MULTICAx Solidworks Plug-in	[***]	[***]
94)	MST-A	DELMIA — STEP Core Interface 1	[***]
95)	MTP-A/S	DELMIA — MULTICAx STEP Plug-in	[***]	[***]
96)	MTR-A	DELMIA — DMU Dimensioning & Tolerance Review 1	[***]
97)	MTT-A	DELMIA — Machining Tolerancing Assistant 2	[***]
98)	MUP-A/S	DELMIA — MULTICAx U Plug-in	[***]	[***]
99)	MVG-A/S	DELMIA — NC Manufacturing Verification 2	[***]	[***]
100)	OPL-A	DELMIA — Robotics OLP 2	[***]
101)	PCR-A	DELMIA — Process Context Builder 2	[***]
102)	PDP-A/S	DELMIA — MultiCax-PD Plug-in	[***]	[***]
103)	PLT-A	DELMIA — Plant Layout 2	[***]
104)	PRL-A	DELMIA — PPR Manufacturing Lifecycle Management 2	[***]
105)	PRR-A	DELMIA — PPR Editor 2	[***]
106)	PSY-A	DELMIA — Production System Analysis 2	[***]
107)	PTP-A	DELMIA — DPM Machining Process Planner 2	[***]
108)	QFM	DELMIA — CENIT FasTRIM	[***]
109)	QFP	DELMIA — CENIT FasTIP	[***]

110)	RRS-A	DELMIA — RRS I 2	[***]
111)	RST-A	DELMIA — RRS II 2	[***]
112)	SBH-A	DELMIA Automation — CLM System Behavior Definition	[***]
2
113)	SOR-A	DELMIA — Shop Order Release 2	[***]
114)	SPR-A	DELMIA — Surface Path Generator 2	[***]
115)	SRL-A	DELMIA — Standard Robot Library 2	[***]
116)	TSA-A	DELMIA — Tool Selection Assistant 2	[***]
117)	UDP-A/S	DELMIA — MultiCAx-UD Plug-in	[***]	[***]
118)	WKI-A	DELMIA — DPM Work Instructions 2	[***]
119)	WSQ-A	DELMIA — Workcell Sequencing 2	[***]
120)	WSU-A	DELMIA — Device Task Definition 2	[***]
121)	MHBA-AB/SB	DELMIA — Human Basic Activities 2	[***]	[***]
122)	MHMC-AB/SB	DELMIA — Human Modeling Complete 2	[***]	[***]

PLC Related Royalty (US Dollars)
			Standard	Add-on	Shareable
	DELMIA ID	Product Name	Config	Product	Product
DELMIA Process Engineer Configurations(E5)
123)	INDENG	DELMIA — Industrial Engineer	[***]
124)	INDENGR	DELMIA — Industrial Engineer Rapid	[***]
125)	PPRL	DELMIA — ENOVIA Manufacturing Hub Access	[***]
126)	PPRNAV	DELMIA — PPR Navigator for Manufacturing Hub	[***]
127)	PPRNAVR	DELMIA — PPR Navigator for Manufacturing Hub Rapid	[***]
128)	PROCENG	DELMIA — Process Engineer	[***]
129)	PROCENGR	DELMIA — Process Engineer Rapid	[***]
130)	PROCRESPLN	DELMIA — Process & Resource Planner	[***]
131)	PROCRESPLNR	DELMIA — Process & Resource Planner Rapid	[***]
132)	MU1	DELMIA — DMU Review 1	[***]

PLC Related Royalty (US Dollars)
			Standard	Add-on	Shareable
	DELMIA ID	Product Name	Config	Product	Product
DELMIA Process Engineer Products(E5)
133)	ALB-S	DELMIA — Automatic Line Balancing			[***]
134)	EPRP-S	DELMIA — Process & Resource Planning			[***]
135)	JT-S	DELMIA — JT Files			[***]
136)	LOAD-S	DELMIA — PPR Loader			[***]
137)	LP-S	DELMIA — Layout Planning			[***]
138)	MCM-S	DELMIA — Manufacturing Change Management			[***]
139)	PEVAL-S	DELMIA — Product Evaluation			[***]
140)	WLB-S	DELMIA — Workload Balancing			[***]
141)	STM-S	DELMIA — Standard Time Measurement			[***]
142)	DCS-S	DELMIA — Standard Time Measurement Data Card Studio			[***]
143)	MOST-S	DELMIA — Standard Time Measurement MOST			[***]
144)	MTM-1-S	DELMIA — Standard Time Measurement MTM-1			[***]
145)	RWF-S	DELMIA — Standard Time Measurement RWF			[***]
146)	SAM-S	DELMIA — Standard Time Measurement SAM			[***]
147)	E4M-S	DELMIA — V4 Engineering Hub to Manufacturing Hub			[***]
Connection

148)	E5M-S	DELMIA —	V5 Engineering Hub to Manufacturing Hub		[***]
Connection
149)	ORL-A		ORACLE Runtime License	[***]
150)	+VAS-S	DELMIA —	Standard Time Measurement Value Added Study		[***]

PLC Related Royalty (US Dollars)
			Standard	Add-on	Shareable
	DELMIA ID	Product Name	Config	Product	Product
DELMIA D5 Configurations
151)	ENV_TR	ENVISION Telerobotics	[***]
152)	ENV_VE	ENVISION Virtual Environment	[***]
153)	ENV_VP	ENVISION Virtual Prototyping	[***]
154)	ENV_VR	ENVISION Virtual Reality	[***]
155)	IGRIP	IGRIP	[***]
156)	INSPECT	INSPECT	[***]
157)	QUEST	QUEST	[***]
158)	QUESTAD	QUEST Advanced	[***]
159)	QUESTEX	QUEST Express	[***]
160)	REVIEW	REVIEW	[***]
161)	UARC	UltraArc	[***]
162)	UGRIP	UltraGRIP	[***]
163)	UPAINT	UltraPaint	[***]
164)	USPOT	UltraSpot	[***]
165)	VNC	Virtual NC	[***]
166)	PPRIGRIP	IGRIP — Mfg Hub Bundle	[***]
167)	PPRQUEST	QUEST — Mfg Hub Bundle	[***]

PLC Related Royalty (US Dollars)
			Standard	Add-on	Shareable
	DELMIA ID	Product Name	Config	Product	Product
DELMIA D5 Products
168)		Additional Controller Family		[***]
169)		Additional Robot		[***]
170)	ARLA/RAPID-A	ABB Robot Programming		[***]
171)	ARWLD-A	Arc Welding		[***]
172)	ASYPL-A	Assembly Planner		[***]
173)	AXSVR-A	AXXESS Open Architecture/Virtual Reality		[***]
174)	CABLE-A	Cable Simulation		[***]
175)	CALIB-A	Calibration and Signature		[***]
176)	CELLCTRLD	Cell Control Design		[***]
177)	CELLCTRLM	Cell Control Monitor		[***]
178)	CELLLTSI	Cell Control Logic Translator — Siemens		[***]
179)	CLIDB-A	CLI Device Building		[***]
180)	CMEOP-A	Custom Macro Encryption		[***]
181)	CMROP-A	Custom Macro Read		[***]
182)	DEBUR-A	Deburring/Finishing		[***]
183)	DYNAM-A	Dynamics		[***]
184)	ERANL-A	Ergonomics Analysis		[***]
185)	ERGO-A	Ergonomics		[***]
186)	HUMAN-A	Human Modeling		[***]
187)	IDRBT-A	Industrial Robot Library		[***]
188)	LLTIO-A	Low Level Telerobotic Interface		[***]

189)	MATRM-A	Material Removal	[***]
190)	MNTWK-A	Floating License, Dissimilar Platforms	[***]
191)	OFLIN-A	Off Line Programming	[***]
192)	OPTQ-A	OptQUEST	[***]
193)	PAINT-A	Paint	[***]
194)	PARAS-A	Parasolid Modeling	[***]
195)	QSTUMAN	QUEST User Manual	[***]
196)	QSTVROP-A	QUEST Virtual Reality	[***]
197)	REMDIS-A	Remote Display	[***]
198)	RRS-D5-A	Realistic Robot Simulation	[***]
199)	SNTWK-A	Floating License, Similar Platforms	[***]
200)	SPWLD-A	Spot Welding	[***]
201)	STEREO-A	3D Stereo Vision	[***]
202)	VCEOP-A	Virtual Collaborative Engineering	[***]
203)	VNCMBO-A	Virtual NC Machine Building	[***]
204)	VRML2.x-A	Virtual Reality Markup Language 2	[***]
205)		Zip Mill	[***]
206)	BIGES-A	Batch IGES Translator	[***]
207)	CATDIR-U-A	CATIA Direct	[***]
208)	DXFTR-A	DXF Translator	[***]
209)	PROEN-A	Pro/Engineer Translator	[***]
210)	SDRC-A	SDRC Translator	[***]
211)	UGTRN-A	Unigraphics ~~Direct~~ Translator	[***]
212)	TSACISB-A	ACIS files to/from Parasolid	[***]
213)	TSACISU-A	ACIS files to Parasolid	[***]
214)	TSCADDSB-A	CADDS files to/from Parasolid	[***]
215)	TSCADDSU-A	CADDS files to Parasolid	[***]
216)	TSSTEPB-A	STEP files to/from Parasolid	[***]
217)	CELLCTRL	Cell Control	[***]
218)	NNTWK	SNTWK Upgrade to MNTWK	[***]
219)	IGES-A	IGES Translator	[***]

PLC Related Royalty (US Dollars)
			Standard	Add-on	Shareable
	DELMIA ID	Product Name	Config	Product	Product
DELMIA SAFEWORK Configurations
220)		SAFEWORK Basic	[***]
221)		SAFEWORK Human Builder	[***]
222)		SAFEWORK Humanoid	[***]
223)		SAFEWORK Pro	[***]

PLC Related Royalty (US Dollars)
			Standard	Add-on	Shareable
	DELMIA ID	Product Name	Config	Product	Product
DELMIA SAFEWORK Products
224)		Animation		[***]
225)		Anthropometry		[***]
226)		Clothing		[***]
227)		Collision Detection		[***]
228)		Ergonomic Analysis		[***]
229)		Posture Analysis		[***]
230)		Vision		[***]

231)	Virtual Reality	[***]
232)	IGES Translator	[***]
233)	STEP Translator	[***]
234)	STL Translator	[***]

PLC Related Royalty (US Dollars)
			Standard	Add-on	Shareable
	DELMIA ID	Product Name	Config	Product	Product
DELMIA 3DLive(V6) Configurations
235)	+LID	DELMIA — 3DLive Configuration	[***]

PLC Related Royalty (US Dollars)
			Standard	Add-on	Shareable
	DELMIA ID	Product Name	Config	Product	Product
		DELMIA 3DLive(V6) Products		(INCL)
236	+DSN	3DVIA — 3DLive Product		(INCL)
237	+LDK	3DVIA — Live File Connector Product		(INCL)
238	+LXM	3DVIA — Live 3DXML Connector Product		[***]
239	+LSF-A	DELMIA — Live Shopfloor Review Product		[***]
240	+LMH-A	DELMIA — Live PPR Navigator & Connector Product

Other than the changes indicated above, it is understood that all other terms of the 1996 Agreement including all Attachments and Exhibits thereto remain in full force and effect.

If any provision of this Amendment or the 1996 Agreement (as amended) shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and such provision shall be deemed to be restated to reflect the original intentions of IBM and OWNER as nearly as possible in accordance with applicable law(s).

The parties agree that any reproduction of this Amendment by reliable means (such as facsimile or photocopy) will be considered an original of this Amendment.

Agreed to:	Agreed to:
Dassault Systemes, S.A.	International Business Machines Corporation

By:	By:
Name:	Name:	R. A. Arco

Title:	Title:	Director, PLM Product Mgmt. & Worldwide Technical Support

Date:	Date: